[SHIP LOGO]

                            Vanguard(R) PRIMECAP Fund

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2006


PROSPECTUS TEXT CHANGE
The first  paragraph in the Investment  Advisor  section is restated as follows:
PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, advisor to the Fund, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, mutual funds, and foundations unrelated to Vanguard. As of September 30, 2005, PRIMECAP managed approximately $49 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. The advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average daily net assets over the period.














(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    PS59  072006